Janus Investment Fund
                         Janus Global Life Sciences Fund
                          Janus Global Technology Fund

    Supplement Dated November 24, 1998 to Prospectus Dated November 24, 1998

Janus Distributors Inc., the distributor for Janus Global Life Sciences Fund and Janus Global Technology Fund (the "Funds"), will solicit orders to purchase shares of the Funds during an initial offering period from November 24, 1998 to December 30, 1998 (the "Subscription Period"). Orders received during the Subscription Period will not be processed before commencement of operations (currently scheduled for December 31, 1998). Orders to purchase shares of the Funds that are accompanied by payment and are received before December 21, 1998 will be returned together with payment. Orders to purchase shares of the Funds that are accompanied by payment and are received after December 21, 1998 will be deemed orders to purchase shares of the Funds as of the commencement of operations and will be processed and priced at the initial offering price of $10.00 per share into the appropriate Fund on December 31, 1998.

Charles Schwab & Co., Inc. ("Schwab") is also soliciting subscriptions of shares of the Funds during the Subscription Period pursuant to a selected dealer agreement with Janus Distributors, Inc. The $10.00 per share purchase price for shares of the Funds ordered through Schwab will be paid from a Schwab customer's brokerage account on December 30, 1998. After the Subscription Period, Schwab will receive remuneration for recordkeeping and shareholder servicing of shares of the Funds purchased through Schwab.

Shares of the Funds will not be available to the public prior to the Funds' commencement of operations except through these subscription offers.